UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Investment Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 47th Floor,

New York, NY 10018

(Address of principal executive offices) (Zip code)

Marc A. De Oliveira

Franklin Templeton

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: October 31

Date of reporting period: October 31, 2021

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	October 31, 2021

CLEARBRIDGE

SUSTAINABILITY

LEADERS FUND

The Fund intends to no longer mail paper copies of the Fund’s shareholder reports like this one, unless you specifically request paper copies of the reports from the Fund or from your Service Agent or financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically (“e-delivery”), you will not be affected by this change and you need not take any action. If you have not already elected e-delivery, you may elect to receive shareholder reports and other communications from the Fund electronically by contacting your Service Agent or, if you are a direct shareholder with the Fund, by calling 1-877-721-1926.

You may elect to receive all future reports in paper free of charge. If you invest through a Service Agent, you can contact your Service Agent to request that you continue to receive paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account at that Service Agent. If you are a direct shareholder with the Fund, you can call the Fund at 1-877-721-1926, or write to the Fund by regular mail at Legg Mason Funds, P.O. Box 9699, Providence, RI 02940-9699 or by express, certified or registered mail to Legg Mason Funds, 4400 Computer Drive, Westborough, MA 01581 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account held directly with the fund complex.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to provide long-term capital growth.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of ClearBridge Sustainability Leaders Fund for the twelve-month reporting period ended October 31, 2021. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.franklintempleton.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

November 30, 2021

II	ClearBridge Sustainability Leaders Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to provide long-term capital growth. Under normal circumstances, the Fund seeks to meet its investment objective by investing substantially all of its assets in common stocks and other equity securities that meet its financial and sustainability/environmental, social and governance (“ESG”) criteria. The Fund may also invest in companies that we believe are making substantial progress toward becoming a leader in sustainability and ESG policies.

Determination of sustainability/ESG leadership is based on our proprietary research approach. We will exercise judgment to determine ESG best practices based on our long-standing experience managing ESG investment strategies through an established proprietary process. Leadership may be assessed both quantitatively and qualitatively, through our ESG ratings system and direct research and engagement process.

The ESG and sustainability evaluation is integrated into a thorough assessment of investment worthiness based on financial criteria. We seek to invest over the long term in companies that are considered to be of high quality with sustainable competitive advantages as evidenced by high returns on capital, strong balance sheets, and capable management teams that allocate capital in an efficient manner. We will also consider emerging companies with promising future prospects that may not yet have demonstrated substantial profitability. We will utilize quantitative and fundamental analysis to identify investment candidates with these attributes, and evaluate industry dynamics, the strength of the business model and management skill. Valuation will be carefully examined using a variety of techniques that depends on the type of company being researched. Methods typically used are discounted cash flow analysis, market implied growth and returns relative to our expectations, multiple comparisons, and scenario analysis.

A sustainable company, in our view, is one that offers products and services that have a positive impact on society (as described below) and has well defined strategies in place to ensure longevity as an investment. We seek to invest in companies that go beyond doing less harm to people and the planet relative to its peers, but also, in many cases, offer solutions to address negative impact from the actions of less responsible companies and industries. Further, sustainability is not limited to environmental stewardship, but also includes a company’s policies in regard to treating employees fairly and furthering their professional development, interacting in a positive way within its local community, promoting safety at all times, managing its supply chain responsibly, and employing corporate governance practices that are shareholder friendly and transparent.

We will seek to limit our investments to only those companies whose overall ESG profile we judge to be very strong. It is also our intention to engage and encourage management to improve in certain ESG areas we have identified.

Leadership ESG characteristics and weightings are determined by sector, but also share common traits such as transparency, management involvement, innovation, long-term view,

ClearBridge Sustainability Leaders Fund 2021 Annual Report	1

Fund overview (cont’d)

and willingness to engage investors on sustainability matters. Leadership, in our view, is associated with a company that is showing evidence of best practices of ESG policies within its given sector or industry. We may also identify potential investments in companies that have attractive early leadership qualities based on proprietary research. We will exercise our judgment in applying the ESG ratings system.

The Fund will not invest in companies with significant direct involvement in extraction of fossil fuels and mining, and instead will seek other attractive sustainable opportunities in the energy, industrials, and materials sectors. Direct involvement in fossil-fuel extraction and mining would be inclusive of companies that derive revenues primarily from: extraction and/or burning of coal; mining of metals or minerals; exploration and production of oil and gas; and refining of fossil fuels. The Fund may invest in companies that provide equipment and services to the energy and mining sectors.

We will sell a security if the issuer no longer meets its ESG and financial criteria. In addition, we will seek to replace securities when the company’s risk/reward profile is no longer favorable due to price appreciation or if the company’s investment fundamentals have deteriorated meaningfully relative to original expectations. Securities may also be sold to permit investment in an issuer that we consider to be a more attractive alternative. The Fund emphasizes investments in common stocks and other equity securities of U.S. companies; however, it may invest in equity securities of foreign issuers.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Equities delivered robust performance during the twelve-month reporting period ended October 31, 2021 as the approval and subsequent rollout of multiple COVID-19 vaccines combined with accommodative monetary policy and ambitious fiscal spending helped the S&P 500 Indexi to a gain of 42.91%. The market was led by cyclical1 stocks benefiting from the economic recovery, as reopened businesses, greater mobility and a healthy consumer encouraged spending and production, and high-growth technology stocks benefiting from strong secular trends as well as a lingering stay-at-home environment. More defensive, non-cyclical2 sectors trailed.

The reporting period began with positive developments for COVID-19 vaccines and resolution of the U.S. election, which led to a broadening of market leadership from the mega cap growth stocks that had soared during the height of pandemic lockdowns. Positive COVID-19 vaccine trial results from Pfizer/BioNTech and Moderna increased optimism about an eventual return to normal economic activity, sparking a rally in cyclical areas of the market. In the fourth quarter of 2020, value stocks, led by energy and financials,

[1]	Cyclicals consists of the following industries: automotive, entertainment, gaming, home construction, lodging, retailers, restaurants, textiles, and other consumer services.

[2]	Non-cyclicals consists of the following industries: consumer products, food/beverage, health care, pharmaceuticals, supermarkets and tobacco.

2	ClearBridge Sustainability Leaders Fund 2021 Annual Report

outperformed growth stocks for the first time since 2018. Stocks also benefited as Joe Biden won the race for president and looked set to govern with a small majority in Congress.

Aggressive fiscal and monetary policies continued unabated in early 2021, helping support consumer demand that, combined with stop-and-start supply chain recovery as COVID-19 rippled through global regions, raised inflation concerns and led to soaring commodity prices. Despite waves of COVID-19 periodically offering a bid to tech stocks that would benefit from a stay-at-home environment, inflation worries led to a steepening yield curve, weighing on high-multiple growth stocks and supporting cyclicals. Amid easing business restrictions and accommodating fiscal and monetary policies, the U.S. economy picked up steam, with business confidence and new jobs numbers increasing steadily.

Markets wavered in September after the Delta variant of COVID-19 put a pause on recovery plays and higher inflation coincided with signals from the Federal Reserve Board that it would reduce its bond buying as early as November and potentially raise the federal funds rate in late 2022 or 2023. Equities delivered a flattish third quarter of 2021, as already- challenging labor and supply shortages and broad-based inflationary pressures intensified, weighing on industrials and materials companies. Robust third-quarter 2021 corporate earnings, however, suggesting companies have largely been able to absorb inflationary pressures, led to strong gains in October and brought the period to a close on a high note.

Q. How did we respond to these changing market conditions?

A. Portfolio activity was largely driven by stock-specific fundamentals, although broadly we sought increased exposure to reopening areas of the economy and, seeing cost pressures weigh on consumer staples companies, reduced our exposure in that sector with the sale of Vital Farms and Unilever. We rebuilt some consumer staples exposure by adding seasonings company McCormick, a high-quality business levered to the healthy eating trend, as seasonings are a healthier substitute for sugar and fat. McCormick has also made substantial commitments to people, communities and the planet in its 2025 goals, including sourcing all herbs and spices sustainably. In this regard, McCormick is a leader in the herb and spice industry, with verified sustainability standards for its global supply chain that are best among peers. The company trains farmers on regenerative farming techniques to preserve the soil and save water, empowers women farmers and their communities, provides health insurance and implements supply chain traceability.

In the consumer discretionary sector, we went from underweight to overweight, helped by the addition of Amazon.com and Marriot International. Amazon has a long track record of innovation that benefits consumers and third-party sellers and has raised the bar multiple times on delivery and selection within its e-commerce business. In 2018, 58% of Amazon’s gross merchandise value was generated by third-party sellers on the Amazon platform. Amazon continues to see strong retail demand. Meanwhile, its Amazon Web Services business is accelerating, and it is seeing significant revenue from high-margin advertising. From a valuation perspective, Amazon has become more attractive as profitability has

ClearBridge Sustainability Leaders Fund 2021 Annual Report	3

Fund overview (cont’d)

improved and the stock has gone sideways in an up market. Meanwhile, fundamentals have remained strong exiting COVID-19 and are trending positively.

From a sustainability perspective, Amazon has made meaningful ESG commitments and improved labor practices, and it faces fewer regulatory issues than many large tech peers. Labor management remains a key focal point and the company has made increased commitments to its labor force, including in December 2018, when Amazon increased its minimum wage standard to $15 an hour in the U.S., well above the federal minimum wage standard. Amazon is also taking steps toward environmental sustainability that would put it ahead of peers if goals are achieved. In June 2019, Amazon set new targets to be carbon neutral by 2040 and to use 100% renewable energy by 2030.

Marriott encompasses a portfolio of more than 7,400 properties under 30 leading brands spanning 135 countries and territories. As one of the largest global players, it benefits from scale, desirable brands and a strong customer loyalty program, positioning the company well to continue to grow its market share in the years ahead. The travel industry has come under tremendous pressure during the pandemic with occupancy and revenue down substantially; however, due to a capital-light business model and royalty/fee-based revenue streams, Marriot remains financially healthy and stands to benefit as demand returns. Marriott’s sustainability goals are focused on carbon and water intensity reduction. While it is still prioritizing some sustainability goals, the largest areas of improvement appear to be with the company’s goal to reduce waste, primarily through the reduction of single-use plastics. The company is also transitioning toward larger pump-style soap/shampoo dispensers in hotels and maintaining its partnership to recycle single-use soaps with Clean the World. 17% of seafood is sourced sustainably and 77% of paper product is sourced sustainably. While at times there are some challenges in getting owner-operators to deploy initiatives, the company appears to be on track with its goal of 100% of hotels certified by a recognized sustainability standard with 36% of hotels currently certified.

Improving health outcomes remains a core theme in the portfolio, and one which supported additions in that sector, where we went from underweight to overweight. Leading health care services company CVS is well-positioned to help define the future of health care in terms of its costs, quality and convenience. Its physical locations remain quite valuable as they can function as consumer-centric health hubs where pharmacists may serve as trusted advisers. Its ability to help administer COVID-19 vaccines should help establish CVS’s health hub strategy, focused around its Minute Clinics’ expanded services, which include chronic care (for example for hypertension, depression and overall wellness). CVS’s new CEO is very supportive of this strategy, which should lower costs, lower premiums and gain share. We also added Progyny, a leading provider of fertility benefit management services to self-insured employers. This is an increasingly important, albeit relatively underpenetrated benefit for employers, particularly those seeking to improve access and support diversity, inclusion and equity initiatives.

4	ClearBridge Sustainability Leaders Fund 2021 Annual Report

We closed the Fund’s position in Alphabet, as the formal launch of a Department of Justice investigation, as well as different state lawsuits, created an overhang on Alphabet that we think will serve to limit capital appreciation. Exiting the position reduced the Fund’s overall communication services weight and increased the Fund’s underweight to that sector relative to the benchmark.

Performance review

For the twelve months ended October 31, 2021, Class I shares of ClearBridge Sustainability Leaders Fund returned 39.63%. The Fund’s unmanaged benchmark, the Russell 3000 Indexii, returned 43.90% for the same period. The Lipper Large-Cap Core Funds Category Averageiii returned 40.92% over the same time frame.

Performance Snapshot as of October 31, 2021 (unaudited)
(excluding sales charges)	6 months	12 months
ClearBridge Sustainability Leaders Fund:
Class A	10.00%	39.11%
Class FI	10.00%	39.07%
Class I	10.25%	39.63%
Class IS	10.27%	39.73%
Russell 3000 Index	9.78%	43.90%
Lipper Large-Cap Core Funds Category Average	9.73%	40.92%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month end, please visit our website at www.franklintempleton.com.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance would have been lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Performance of Class C shares is not shown because the inception date for this share class was September 30, 2021.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated March 1, 2021, the gross total annual fund operating expense ratios for Class A, Class FI, Class I and Class IS shares were 2.33%, 2.37%, 2.01% and 2.02%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

ClearBridge Sustainability Leaders Fund 2021 Annual Report	5

Fund overview (cont’d)

As a result of expense limitation arrangements, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets will not exceed 1.20% for Class A shares, 1.20% for Class FI shares, 0.85% for Class I shares and 0.75% for Class IS shares. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2023 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. This management fee waiver is not subject to the recapture provision discussed below.

The manager is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual fund operating expenses have fallen to a level below expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual fund operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. On an absolute basis, the greatest contribution to Fund returns for the period came from the information technology (IT), financials, consumer discretionary and industrials sectors.

Relative to the benchmark, stock selection in the IT, utilities and financials sectors were leading contributors. In addition, overweights to the financials and industrials sectors were also additive.

On an individual stock basis, the leading contributors to performance included positions in Microsoft, Apple and Lam research in the IT sector and Bank of America and Hartford Financial Services in the financials sector.

Q. What were the leading detractors from performance?

A. Relative to benchmark, stock selection in the materials, industrials, communication services and consumer staples sectors were the main detractors from performance. A lack of traditional energy holdings and an overweight to the utilities sector also weighed on relative results.

On an individual stock basis, the leading detractors from Fund performance for the reporting period included the Fund’s holdings in Vital Farms, SunOpta, McCormick and Unilever in the consumer staples sector and Array Technologies in the industrials sector.

Q. Were there any significant changes to the Fund during the period?

A. During the twelve-month reporting period ended October 31, 2021, larger positions established in the Fund included CVS Health and Thermo Fisher Scientific in the health care sector, Morgan Stanley in the financials sector and Amazon.com and Marriott International in the consumer discretionary sector. Larger positions closed included the Fund’s positions in Alphabet in the communication services sector, Array Technologies in the industrials sector, Unilever and Vital Farms in the consumer staples sector and Becton Dickinson in the health care sector.

6	ClearBridge Sustainability Leaders Fund 2021 Annual Report

Thank you for your investment in the ClearBridge Sustainability Leaders Fund. As always, we appreciate that you have chosen us to manage your assets. We remain committed to our investment process of selecting companies that meet our financial and ESG criteria, and actively engaging with companies to further sustainability practices and maximize shareholder value.

Sincerely,

Derek Deutsch, CFA

Portfolio Manager

ClearBridge Investments, LLC

Mary Jane McQuillen

Portfolio Manager

ClearBridge Investments, LLC

November 18, 2021

RISKS: Equity securities are subject to market and price fluctuations. Small- and mid-capitalization stocks involve greater risks and volatility than large-capitalization stocks. International investments are subject to special risks, including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. Emerging markets countries tend to have economic, political and legal systems that are less developed and are less stable than those of more developed countries. The Fund’s sustainability/environmental, social and governance (“ESG”) investment strategy may limit the number of investment opportunities available to the Fund and, as a result, the Fund may underperform funds that are not subject to such criteria. As a non-diversified fund, it is permitted to invest a higher percentage of its assets in any one issuer than a diversified fund, which may magnify the Fund’s losses from events affecting a particular issuer. The Fund may focus its investments in certain companies, industries or market sectors, increasing its vulnerability to market volatility. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of October 31, 2021 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of October 31, 2021 were: Microsoft Corp. (7.1%), Apple Inc. (4.4%), Bank of America Corp. (3.1%), UnitedHealth Group Inc. (2.6%), Home Depot Inc. (2.4%), Danaher Corp. (2.3%), CVS Health Corp. (2.3%), Morgan Stanley (2.2%), Costco Wholesale Corp. (2.2%) and Thermo Fisher Scientific Inc. (2.0%). Please refer to pages 15 through 18 for a list and percentage breakdown of the Fund’s holdings.

ClearBridge Sustainability Leaders Fund 2021 Annual Report	7

Fund overview (cont’d)

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of October 31, 2021 were: information technology (28.8%), health care (15.1%), financials (14.5%), consumer discretionary (13.3%) and industrials (9.5%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	The S&P 500 Index is an unmanaged index of the stocks of 500 leading companies, and is generally representative of the performance of larger companies in the U.S.

ii	The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

iii

Lipper, Inc., a wholly-owned subsidiary of Refinitiv, provides independent insight on global collective investments. Returns are based on the period ended October 31, 2021, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 672 funds for the six-month period and among the 650 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges, if any.

8	ClearBridge Sustainability Leaders Fund 2021 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of October 31, 2021 and October 31, 2020. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

ClearBridge Sustainability Leaders Fund 2021 Annual Report	9

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on May 1, 2021 and held for the six months ended October 31, 2021, unless otherwise noted.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]							Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period			Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	10.00%	$1,000.00	$1,100.00	1.21%	$6.40	[3]	Class A	5.00%	$1,000.00	$1,019.11	1.21%	$6.16
Class C4	7.39	1,000.00	1,073.90	1.95	1.72	[5]	Class C	5.00	1,000.00	1,015.38	1.95	9.91
Class FI	10.00	1,000.00	1,100.00	1.20	6.35	[3]	Class FI	5.00	1,000.00	1,019.16	1.20	6.11
Class I	10.25	1,000.00	1,102.50	0.79	4.19	[3]	Class I	5.00	1,000.00	1,021.22	0.79	4.02
Class IS	10.27	1,000.00	1,102.70	0.75	3.97	[3]	Class IS	5.00	1,000.00	1,021.42	0.75	3.82

10	ClearBridge Sustainability Leaders Fund 2021 Annual Report

[1]	For the six months ended October 31, 2021, unless otherwise noted.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

[4]	For the period September 30, 2021 (inception date) to October 31, 2021.

[5]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to the class’ annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal period (31), then divided by 365.

ClearBridge Sustainability Leaders Fund 2021 Annual Report	11

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class C†	Class FI	Class I	Class IS
Twelve Months Ended 10/31/21	39.11%	N/A	39.07%	39.63%	39.73%
Five Years Ended 10/31/21	22.56	N/A	22.55	23.00	23.04
Inception* through 10/31/21	17.80	7.39%	16.35	16.77	16.82

With sales charges[2]	Class A	Class C†	Class FI	Class I	Class IS
Twelve Months Ended 10/31/21	31.08%	N/A	39.07%	39.63%	39.73%
Five Years Ended 10/31/21	21.12	N/A	22.55	23.00	23.04
Inception* through 10/31/21	16.64	6.39%	16.35	16.77	16.82

Cumulative total returns

Without sales charges[1]
Class A (Inception date of 11/2/15 through 10/31/21)	167.10%
Class C (Inception date of 9/30/21 through 10/31/21)	7.39
Class FI (Inception date of 3/31/15 through 10/31/21)	171.15
Class I (Inception date of 3/31/15 through 10/31/21)	177.70
Class IS (Inception date of 3/31/15 through 10/31/21)	178.40

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.75%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

†	Not annualized.

*	Inception dates for Class A, C, FI, I and IS shares are November 2, 2015, September 30, 2021, March 31, 2015, March 31, 2015 and March 31, 2015, respectively.

12	ClearBridge Sustainability Leaders Fund 2021 Annual Report

Historical performance

Value of $10,000 invested in

Class FI Shares of ClearBridge Sustainability Leaders Fund vs. Russell 3000 Index† — March 31, 2015 - October 31, 2021

Value of $1,000,000 invested in

Class I and Class IS Shares of ClearBridge Sustainability Leaders Fund vs. Russell 3000 Index† — March 31, 2015 - October 31, 2021

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

ClearBridge Sustainability Leaders Fund 2021 Annual Report	13

Fund performance (unaudited) (cont’d)

†

Hypothetical illustration of $10,000 invested in Class FI shares and $1,000,000 invested in Class I and Class IS shares of ClearBridge Sustainability Leaders Fund on March 31, 2015 (inception date), assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through October 31, 2021. The hypothetical illustration also assumes a $10,000 or $1,000,000 investment, as applicable, in the Russell 3000 Index. The Russell 3000 Index (the “Index”) measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class FI, I and IS shares’ performance indicated on these charts, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

14	ClearBridge Sustainability Leaders Fund 2021 Annual Report

Schedule of investments

October 31, 2021

ClearBridge Sustainability Leaders Fund

(Percentages shown based on Fund net assets)

Security	Shares	Value
Common Stocks — 97.5%
Communication Services — 3.5%
Entertainment — 1.8%
Walt Disney Co.	8,430	$1,425,260	*
Media — 0.9%
Comcast Corp., Class A Shares	14,110	725,678
Wireless Telecommunication Services — 0.8%
T-Mobile US Inc.	5,940	683,278	*
Total Communication Services		2,834,216
Consumer Discretionary — 13.3%
Auto Components — 2.0%
Aptiv PLC	9,180	1,587,130	*
Hotels, Restaurants & Leisure — 3.6%
Booking Holdings Inc.	590	1,428,260	*
Marriott International Inc., Class A Shares	9,490	1,518,590	*
Total Hotels, Restaurants & Leisure		2,946,850
Internet & Direct Marketing Retail — 1.9%
Amazon.com Inc.	470	1,585,042	*
Leisure Products — 1.7%
Hasbro Inc.	14,150	1,355,004
Specialty Retail — 2.4%
Home Depot Inc.	5,160	1,918,178
Textiles, Apparel & Luxury Goods — 1.7%
NIKE Inc., Class B Shares	8,510	1,423,638
Total Consumer Discretionary		10,815,842
Consumer Staples — 5.1%
Food & Staples Retailing — 2.2%
Costco Wholesale Corp.	3,620	1,779,375
Food Products — 2.9%
Hain Celestial Group Inc.	26,730	1,199,375	*
McCormick & Co. Inc., Non Voting Shares	14,850	1,191,415
Total Food Products		2,390,790
Total Consumer Staples		4,170,165
Financials — 14.5%
Banks — 5.0%
Bank of America Corp.	52,040	2,486,471
First Republic Bank	7,400	1,600,842
Total Banks		4,087,313
Capital Markets — 5.9%
BlackRock Inc.	1,480	1,396,321

See Notes to Financial Statements.

ClearBridge Sustainability Leaders Fund 2021 Annual Report	15

Schedule of investments (cont’d)

October 31, 2021

ClearBridge Sustainability Leaders Fund

(Percentages shown based on Fund net assets)

Security	Shares	Value
Capital Markets — continued
Charles Schwab Corp.	19,270	$1,580,718
Morgan Stanley	17,540	1,802,761
Total Capital Markets		4,779,800
Insurance — 3.6%
Hartford Financial Services Group Inc.	19,990	1,457,871
Progressive Corp.	15,360	1,457,357
Total Insurance		2,915,228
Total Financials		11,782,341
Health Care — 15.1%
Biotechnology — 4.5%
Amgen Inc.	5,900	1,221,123
BioMarin Pharmaceutical Inc.	12,890	1,021,275	*
Gilead Sciences Inc.	22,050	1,430,604
Total Biotechnology		3,673,002
Health Care Equipment & Supplies — 2.4%
Danaher Corp.	6,110	1,904,915
Health Care Providers & Services — 6.2%
CVS Health Corp.	21,240	1,896,307
Progyny Inc.	17,550	1,078,097	*
UnitedHealth Group Inc.	4,520	2,081,324
Total Health Care Providers & Services		5,055,728
Life Sciences Tools & Services — 2.0%
Thermo Fisher Scientific Inc.	2,580	1,633,320
Total Health Care		12,266,965
Industrials — 9.5%
Building Products — 4.7%
Resideo Technologies Inc.	41,120	1,014,019	*
Trane Technologies PLC	7,970	1,442,012
Trex Co. Inc.	13,170	1,401,288	*
Total Building Products		3,857,319
Commercial Services & Supplies — 1.0%
Herman Miller Inc.	20,220	786,963
Electrical Equipment — 3.8%
Regal Rexnord Corp.	10,720	1,632,978
Shoals Technologies Group Inc., Class A Shares	20,060	621,659	*
Vestas Wind Systems A/S, ADR	55,680	804,576
Total Electrical Equipment		3,059,213
Total Industrials		7,703,495

See Notes to Financial Statements.

16	ClearBridge Sustainability Leaders Fund 2021 Annual Report

ClearBridge Sustainability Leaders Fund

(Percentages shown based on Fund net assets)

Security	Shares	Value
Information Technology — 28.8%
Communications Equipment — 1.7%
Cisco Systems Inc.	24,740	$1,384,698
Electronic Equipment, Instruments & Components — 3.7%
Keysight Technologies Inc.	7,550	1,359,151	*
TE Connectivity Ltd.	10,990	1,604,540
Total Electronic Equipment, Instruments & Components		2,963,691
IT Services — 1.4%
Visa Inc., Class A Shares	5,150	1,090,615
Semiconductors & Semiconductor Equipment — 4.7%
Enphase Energy Inc.	5,010	1,160,466	*
Lam Research Corp.	1,240	698,827
ON Semiconductor Corp.	17,520	842,187	*
SolarEdge Technologies Inc.	3,090	1,095,961	*
Total Semiconductors & Semiconductor Equipment		3,797,441
Software — 12.9%
Autodesk Inc.	3,060	971,887	*
Microsoft Corp.	17,250	5,720,445
salesforce.com Inc.	4,240	1,270,685	*
Synopsys Inc.	4,670	1,555,950	*
Workday Inc., Class A Shares	3,370	977,233	*
Total Software		10,496,200
Technology Hardware, Storage & Peripherals — 4.4%
Apple Inc.	23,960	3,589,208
Total Information Technology		23,321,853
Materials — 3.2%
Chemicals — 1.3%
Ecolab Inc.	4,880	1,084,434
Containers & Packaging — 1.9%
Ball Corp.	16,590	1,517,653
Total Materials		2,602,087
Real Estate — 1.4%
Equity Real Estate Investment Trusts (REITs) — 1.4%
Equinix Inc.	1,310	1,096,562
Utilities — 3.1%
Electric Utilities — 1.5%
NextEra Energy Inc.	13,990	1,193,767

See Notes to Financial Statements.

ClearBridge Sustainability Leaders Fund 2021 Annual Report	17

Schedule of investments (cont’d)

October 31, 2021

ClearBridge Sustainability Leaders Fund

(Percentages shown based on Fund net assets)

Security		Shares	Value
Independent Power and Renewable Electricity Producers —1.6%
Brookfield Renewable Partners LP		31,760	$1,273,576
Total Utilities			2,467,343
Total Investments before Short-Term Investments (Cost — $60,134,205)			79,060,869
	Rate
Short-Term Investments — 2.0%
JPMorgan 100% U.S. Treasury Securities Money Market Fund, Institutional Class	0.006%	1,284,220	1,284,220
Western Asset Premier Institutional U.S. Treasury Reserves, Premium Shares	0.010%	321,055	321,055	(a)
Total Short-Term Investments (Cost — $1,605,275)			1,605,275
Total Investments — 99.5% (Cost — $61,739,480)			80,666,144
Other Assets in Excess of Liabilities — 0.5%			422,421
Total Net Assets — 100.0%			$81,088,565

*	Non-income producing security.

(a)

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer, or a company which is under common ownership or control with the Fund. At October 31, 2021, the total market value of investments in Affiliated Companies was $321,055 and the cost was $321,055 (Note 8).

Abbreviation(s) used in this schedule:

ADR	— American Depositary Receipts

See Notes to Financial Statements.

18	ClearBridge Sustainability Leaders Fund 2021 Annual Report

Statement of assets and liabilities

October 31, 2021

Assets:
Investments in unaffiliated securities, at value (Cost —$61,418,425)	$80,345,089
Investments in affiliated securities, at value (Cost — $321,055)	321,055
Receivable for Fund shares sold	452,081
Dividends and interest receivable	37,828
Prepaid expenses	34,240
Total Assets	81,190,293

Liabilities:
Investment management fee payable	32,657
Audit and tax fees payable	31,991
Fund accounting fees payable	22,298
Transfer agent fees payable	5,794
Service and/or distribution fees payable	1,796
Payable for Fund shares repurchased	312
Trustees’ fees payable	144
Accrued expenses	6,736
Total Liabilities	101,728
Total Net Assets	$81,088,565

Net Assets:
Par value (Note 7)	$32
Paid-in capital in excess of par value	61,514,534
Total distributable earnings (loss)	19,573,999
Total Net Assets	$81,088,565

See Notes to Financial Statements.

ClearBridge Sustainability Leaders Fund 2021 Annual Report	19

Statement of assets and liabilities (cont’d)

October 31, 2021

Net Assets:
Class A	$8,383,946
Class C	$5,360
Class FI	$1,026,760
Class I	$68,848,328
Class IS	$2,824,171

Shares Outstanding:
Class A	331,370
Class C	212
Class FI	40,389
Class I	2,689,515
Class IS	110,087

Net Asset Value:
Class A (and redemption price)	$25.30
Class C*	$25.28
Class FI (and redemption price)	$25.42
Class I (and redemption price)	$25.60
Class IS (and redemption price)	$25.65
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$26.84

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (Note 2).

See Notes to Financial Statements.

20	ClearBridge Sustainability Leaders Fund 2021 Annual Report

Statement of operations

For the Year Ended October 31, 2021

Investment Income:
Dividends	$568,343
Interest from unaffiliated investments	40
Interest from affiliated investments	17
Less: Foreign taxes withheld	(3,728)
Total Investment Income	564,672

Expenses:
Investment management fee (Note 2)	300,476
Registration fees	68,673
Fund accounting fees	67,792
Audit and tax fees	32,065
Legal fees	29,029
Transfer agent fees (Note 5)	21,673
Service and/or distribution fees (Notes 2 and 5)	16,018
Shareholder reports	15,301
Trustees’ fees	2,426
Insurance	638
Custody fees	493
Interest expense	63
Miscellaneous expenses	6,768
Total Expenses	561,415
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(168,978)
Net Expenses	392,437
Net Investment Income	172,235

Realized and Unrealized Gain on Investments (Notes 1 and 3):
Net Realized Gain From Unaffiliated Investment Transactions	777,542
Change in Net Unrealized Appreciation (Depreciation) From Unaffiliated Investments	11,985,298
Net Gain on Investments	12,762,840
Increase in Net Assets From Operations	$12,935,075

See Notes to Financial Statements.

ClearBridge Sustainability Leaders Fund 2021 Annual Report	21

Statements of changes in net assets

For the Years Ended October 31,	2021	2020

Operations:
Net investment income	$172,235	$73,645
Net realized gain	777,542	583,038
Change in net unrealized appreciation (depreciation)	11,985,298	3,277,409
Increase in Net Assets From Operations	12,935,075	3,934,092

Distributions to Shareholders From (Notes 1 and 6):
Total distributable earnings	(939,993)	(70,107)
Decrease in Net Assets From Distributions to Shareholders	(939,993)	(70,107)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	53,843,982	12,776,557
Reinvestment of distributions	897,847	65,547
Cost of shares repurchased	(5,769,535)	(7,803,673)
Increase in Net Assets From Fund Share Transactions	48,972,294	5,038,431
Increase in Net Assets	60,967,376	8,902,416

Net Assets:
Beginning of year	20,121,189	11,218,773
End of year	$81,088,565	$20,121,189

See Notes to Financial Statements.

22	ClearBridge Sustainability Leaders Fund 2021 Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class A Shares[1]	2021	2020	2019	2018	2017

Net asset value, beginning of year	$18.94	$15.30	$12.59	$11.98	$9.68

Income from operations:
Net investment income	0.01	0.02	0.05	0.02	0.01
Net realized and unrealized gain	7.19	3.68	2.69	0.67	2.33
Total income from operations	7.20	3.70	2.74	0.69	2.34

Less distributions from:
Net investment income	(0.04)	(0.04)	(0.03)	(0.08)	(0.04)
Net realized gains	(0.80)	(0.02)	—	—	—
Total distributions	(0.84)	(0.06)	(0.03)	(0.08)	(0.04)

Net asset value, end of year	$25.30	$18.94	$15.30	$12.59	$11.98
Total return[2]	39.11%	24.25%	21.91%	5.67%	24.20%

Net assets, end of year (000s)	$8,384	$3,824	$449	$223	$65

Ratios to average net assets:
Gross expenses	1.60%	2.33%	3.05%	3.50%	3.66%
Net expenses[3,4]	1.20	1.13	1.09	1.10	1.18
Net investment income	0.05	0.13	0.38	0.17	0.05

Portfolio turnover rate	22%	58%	22%	14%	18%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects fee waivers and/or expense reimbursements.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.20%. This expense limitation arrangement cannot be terminated prior to December 31, 2023 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. Prior to May 4, 2018, acquired fund fees and expenses were subject to the arrangement.

See Notes to Financial Statements.

ClearBridge Sustainability Leaders Fund 2021 Annual Report	23

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class C Shares[1]	2021[2]

Net asset value, beginning of period	$23.54

Income from operations:
Net investment loss	(0.00) [3]
Net realized and unrealized gain	1.74
Total income from operations	1.74

Net asset value, end of period	$25.28
Total return[4]	7.39%

Net assets, end of period (000s)	$5

Ratios to average net assets:
Gross expenses[5]	2.20%
Net expenses[5,6,7]	1.95
Net investment loss[5]	(0.05)

Portfolio turnover rate[8]	22%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period September 30, 2021 (inception date) to October 31, 2021.

[3]	Amount represents less than $0.005 per share.

[4]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.95%. This expense limitation arrangement cannot be terminated prior to December 31, 2023 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[8]	For the year ended October 31, 2021.

See Notes to Financial Statements.

24	ClearBridge Sustainability Leaders Fund 2021 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class FI Shares[1]	2021	2020	2019	2018	2017

Net asset value, beginning of year	$19.02	$15.34	$12.62	$12.00	$9.71

Income from operations:
Net investment income	0.01	0.02	0.05	0.02	0.04
Net realized and unrealized gain	7.22	3.68	2.69	0.66	2.32
Total income from operations	7.23	3.70	2.74	0.68	2.36

Less distributions from:
Net investment income	(0.03)	(0.00) [2]	(0.02)	(0.06)	(0.07)
Net realized gains	(0.80)	(0.02)	—	—	—
Total distributions	(0.83)	(0.02)	(0.02)	(0.06)	(0.07)

Net asset value, end of year	$25.42	$19.02	$15.34	$12.62	$12.00
Total return[3]	39.07%	24.13%	21.67%	5.78%	24.42%

Net assets, end of year (000s)	$1,027	$558	$423	$626	$548

Ratios to average net assets:
Gross expenses	1.63%	2.37%	3.17%	3.55%	3.57%
Net expenses[4,5]	1.20	1.17	1.20	1.15	1.06
Net investment income	0.06	0.15	0.37	0.14	0.38

Portfolio turnover rate	22%	58%	22%	14%	18%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.005 per share.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class FI shares did not exceed 1.20%. This expense limitation arrangement cannot be terminated prior to December 31, 2023 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. Prior to May 4, 2018, acquired fund fees and expenses were subject to the arrangement.

See Notes to Financial Statements.

ClearBridge Sustainability Leaders Fund 2021 Annual Report	25

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class I Shares[1]	2021	2020	2019	2018	2017

Net asset value, beginning of year	$19.12	$15.44	$12.70	$12.06	$9.74

Income from operations:
Net investment income	0.10	0.08	0.10	0.06	0.07
Net realized and unrealized gain	7.27	3.70	2.71	0.67	2.33
Total income from operations	7.37	3.78	2.81	0.73	2.40

Less distributions from:
Net investment income	(0.09)	(0.08)	(0.07)	(0.09)	(0.08)
Net realized gains	(0.80)	(0.02)	—	—	—
Total distributions	(0.89)	(0.10)	(0.07)	(0.09)	(0.08)

Net asset value, end of year	$25.60	$19.12	$15.44	$12.70	$12.06
Total return[2]	39.63%	24.64%	22.20%	6.10%	24.77%

Net assets, end of year (000s)	$68,848	$15,411	$10,228	$8,228	$7,422

Ratios to average net assets:
Gross expenses	1.15%	2.01%	2.74%	3.19%	3.30%
Net expenses[3,4]	0.79	0.80	0.78	0.79	0.82
Net investment income	0.42	0.50	0.74	0.49	0.67

Portfolio turnover rate	22%	58%	22%	14%	18%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects fee waivers and/or expense reimbursements.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.85%. This expense limitation arrangement cannot be terminated prior to December 31, 2023 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. Prior to May 4, 2018, acquired fund fees and expenses were subject to the arrangement.

See Notes to Financial Statements.

26	ClearBridge Sustainability Leaders Fund 2021 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class IS Shares[1]	2021	2020	2019	2018	2017

Net asset value, beginning of year	$19.16	$15.47	$12.72	$12.08	$9.75

Income from operations:
Net investment income	0.12	0.09	0.11	0.06	0.08
Net realized and unrealized gain	7.27	3.70	2.71	0.67	2.33
Total income from operations	7.39	3.79	2.82	0.73	2.41

Less distributions from:
Net investment income	(0.10)	(0.08)	(0.07)	(0.09)	(0.08)
Net realized gains	(0.80)	(0.02)	—	—	—
Total distributions	(0.90)	(0.10)	(0.07)	(0.09)	(0.08)

Net asset value, end of year	$25.65	$19.16	$15.47	$12.72	$12.08
Total return[2]	39.73%	24.63%	22.26%	6.08%	24.88%

Net assets, end of year (000s)	$2,824	$328	$118	$100	$45

Ratios to average net assets:
Gross expenses	1.16%	2.02%	2.81%	3.21%	3.31%
Net expenses[3,4]	0.75	0.75	0.75	0.75	0.75
Net investment income	0.52	0.50	0.77	0.49	0.71

Portfolio turnover rate	22%	58%	22%	14%	18%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects fee waivers and/or expense reimbursements.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.75%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2023 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. Prior to May 4, 2018, acquired fund fees and expenses were subject to the arrangement.

See Notes to Financial Statements.

ClearBridge Sustainability Leaders Fund 2021 Annual Report	27

Notes to financial statements

1. Organization and significant accounting policies

ClearBridge Sustainability Leaders Fund (the “Fund”) is a separate non-diversified investment series of Legg Mason Partners Investment Trust (prior to September 1, 2021, known as Legg Mason Partners Equity Trust) (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Global Fund Valuation Committee (known as Legg Mason North Atlantic Fund Valuation Committee prior to March 1, 2021) (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the

28	ClearBridge Sustainability Leaders Fund 2021 Annual Report

Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

ClearBridge Sustainability Leaders Fund 2021 Annual Report	29

Notes to financial statements (cont’d)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks†	$79,060,869	—	—	$79,060,869
Short-Term Investments†	1,605,275	—	—	1,605,275
Total Investments	$80,666,144	—	—	$80,666,144

†	See Schedule of Investments for additional detailed categorizations.

(b) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(c) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

30	ClearBridge Sustainability Leaders Fund 2021 Annual Report

(d) Return of capital estimates. Distributions received from the Fund’s investments in certain securities, most notably master limited partnerships and real estate investment trusts, generally are comprised of income, realized gains and/or return of capital. The Fund records investment income, realized capital gains and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each issuer and other industry sources. These estimates may subsequently be revised based on information received from the issuers after their tax reporting periods are concluded.

(e) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Share class accounting. Investment income, common expenses and realized/ unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(g) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(h) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of October 31, 2021, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(i) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These

ClearBridge Sustainability Leaders Fund 2021 Annual Report	31

Notes to financial statements (cont’d)

reclassifications have no effect on net assets or net asset value per share. During the current year, the Fund had no reclassifications.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and ClearBridge Investments, LLC (“ClearBridge”) is the Fund’s subadviser. Western Asset Management Company, LLC (“Western Asset”) manages the portion of the Fund’s cash and short-term instruments allocated to it. LMPFA, ClearBridge and Western Asset are indirect, wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Resources”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.650%
Next $1 billion	0.625
Over $2 billion	0.600

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of the portion of the Fund’s cash and short-term instruments allocated to Western Asset. For its services, LMPFA pays ClearBridge a fee monthly, at an annual rate equal to 70% of the net management fee it receives from the Fund. For Western Asset’s services to the Fund, LMPFA pays Western Asset monthly 0.02% of the portion of the Fund’s average daily net assets that are allocated to Western Asset by LMPFA.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, Class C, Class FI, Class I and Class IS shares did not exceed 1.20%, 1.95%, 1.20%, 0.85% and 0.75%, respectively. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2023 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund (the “affiliated money market fund waiver”). The affiliated money market fund waiver is not subject to the recapture provision discussed below.

During the year ended October 31, 2021, fees waived and/or expenses reimbursed amounted to $168,978, which included an affiliated money market fund waiver of $13.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual fund operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or

32	ClearBridge Sustainability Leaders Fund 2021 Annual Report

the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual fund operating expenses exceeding the expense cap or any other lower limit then in effect.

Franklin Distributors, LLC (known as Legg Mason Investor Services, LLC prior to July 7, 2021) (“Franklin Distributors”) serves as the Fund’s sole and exclusive distributor. Franklin Distributors is an indirect, wholly-owned broker-dealer subsidiary of Franklin Resources.

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of Legg Mason funds, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended October 31, 2021, sales charges retained by and CDSCs paid to Franklin Distributors and its affiliates, if any, were as follows:

Class A
Sales charges	$10,559
CDSCs	—

All officers and one Trustee of the Trust are employees of Franklin Resources or its affiliates and do not receive compensation from the Trust.

As of October 31, 2021, Franklin Resources and its affiliates owned 43% of the Fund.

3. Investments

During the year ended October 31, 2021, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$56,817,371
Sales	10,125,377

At October 31, 2021, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Securities	$62,200,478	$18,797,502	$(331,836)	$18,465,666

4. Derivative instruments and hedging activities

During the year ended October 31, 2021, the Fund did not invest in derivative instruments.

ClearBridge Sustainability Leaders Fund 2021 Annual Report	33

Notes to financial statements (cont’d)

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class C and Class FI shares calculated at the annual rate of 0.25%, 1.00% and 0.25% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

For the year ended October 31, 2021, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$14,119	$9,842
Class C1	4	2
Class FI	1,895	1,487
Class I	—	9,826
Class IS	—	516
Total	$16,018	$21,673

[1]	For the period September 30, 2021 (inception date) to October 31, 2021.

For the year ended October 31, 2021, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$22,353
Class C1	1
Class FI	3,239
Class I	139,375
Class IS	4,010
Total	$168,978

[1]	For the period September 30, 2021 (inception date) to October 31, 2021.

6. Distributions to shareholders by class

	Year Ended October 31, 2021	Year Ended October 31, 2020
Net Investment Income:
Class A	$8,907	$1,334
Class FI	923	51
Class I	75,461	55,476
Class IS	1,710	639
Total	$87,001	$57,500

34	ClearBridge Sustainability Leaders Fund 2021 Annual Report

	Year Ended October 31, 2021	Year Ended October 31, 2020

Net Realized Gains:
Class A	$161,030	$515
Class FI	23,549	454
Class I	654,827	11,513
Class IS	13,586	125
Total	$852,992	$12,607

7. Shares of beneficial interest

At October 31, 2021, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended October 31, 2021		Year Ended October 31, 2020
	Shares	Amount	Shares	Amount
Class A
Shares sold	149,859	$3,481,959	199,635	$3,337,602
Shares issued on reinvestment	8,365	169,892	116	1,849
Shares repurchased	(28,719)	(642,906)	(27,248)	(457,634)
Net increase	129,505	$3,008,945	172,503	$2,881,817

Class C
Shares sold	2121	$5,0001	—	—
Shares issued on reinvestment	—	—	—	—
Shares repurchased	—	—	—	—
Net increase	2121	$5,0001	—	—

Class FI
Shares sold	11,440	$276,142	2,049	$33,933
Shares issued on reinvestment	1,197	24,439	32	505
Shares repurchased	(1,578)	(38,359)	(364)	(5,845)
Net increase	11,059	$262,222	1,717	$28,593

Class I
Shares sold	2,062,184	$47,799,378	577,012	$9,200,206
Shares issued on reinvestment	33,628	688,359	3,907	62,429
Shares repurchased	(212,113)	(4,994,657)	(437,477)	(7,308,641)
Net increase	1,883,699	$43,493,080	143,442	$1,953,994

ClearBridge Sustainability Leaders Fund 2021 Annual Report	35

Notes to financial statements (cont’d)

	Year Ended October 31, 2021		Year Ended October 31, 2020
	Shares	Amount	Shares	Amount
Class IS
Shares sold	96,230	$2,281,503	11,216	$204,816
Shares issued on reinvestment	739	15,157	48	764
Shares repurchased	(4,022)	(93,613)	(1,726)	(31,553)
Net increase	92,947	$2,203,047	9,538	$174,027

[1]	For the period September 30, 2021 (inception date) to October 31, 2021.

8. Transactions with affiliated company

As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund. The following company was considered an affiliated company for all or some portion of the year ended October 31, 2021. The following transactions were effected in such company for the year ended October 31, 2021.

	Affiliate Value at October 31, 2020	Purchased		Sold
		Cost	Shares	Cost	Shares
Western Asset Premier Institutional U.S. Treasury Reserves, Premium Shares	$116,524	$5,613,119	5,613,119	$5,408,588	5,408,588

(cont’d)	Realized Gain (Loss)	Interest Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at October 31, 2021
Western Asset Premier Institutional U.S. Treasury Reserves, Premium Shares	—	$17	—	$321,055

9. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended October 31, was as follows:

	2021	2020
Distributions paid from:
Ordinary income	$489,696	$57,500
Net long-term capital gains	450,297	12,607
Total distributions paid	$939,993	$70,107

36	ClearBridge Sustainability Leaders Fund 2021 Annual Report

As of October 31, 2021, the components of distributable earnings (loss) on a tax basis were as follows:

Undistributed ordinary income — net	$224,077
Undistributed long-term capital gains — net	919,633
Total undistributed earnings	$1,143,710
Other book/tax temporary differences(a)	(35,377)
Unrealized appreciation (depreciation)(b)	18,465,666
Total distributable earnings (loss) — net	$19,573,999

(a)	Other book/tax temporary differences are attributable to book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and the difference between the book and tax cost basis of investments in limited partnerships.

10. Recent accounting pronouncement

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. In January 2021, the FASB issued ASU No. 2021-01, with further amendments to Topic 848. The amendments in the ASUs provide optional temporary accounting recognition and financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered based reference rates as of the end of 2021 and 2023. The ASUs are effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management has reviewed the requirements and believes the adoption of these ASUs will not have a material impact on the financial statements.

11. Other matter

The outbreak of the respiratory illness COVID-19 (commonly referred to as “coronavirus”) has continued to rapidly spread around the world, causing considerable uncertainty for the global economy and financial markets. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The COVID-19 pandemic could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers.

ClearBridge Sustainability Leaders Fund 2021 Annual Report	37

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Partners Investment Trust and Shareholders of ClearBridge Sustainability Leaders Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of ClearBridge Sustainability Leaders Fund (one of the funds constituting Legg Mason Partners Investment Trust, referred to hereafter as the “Fund”) as of October 31, 2021, the related statement of operations for the year ended October 31, 2021, the statement of changes in net assets for each of the two years in the period ended October 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2021 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland

December 17, 2021

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

38	ClearBridge Sustainability Leaders Fund 2021 Annual Report

Additional shareholder information (unaudited)

Results of special meeting of shareholders

A special meeting of shareholders was held on June 15, 2021 for shareholders of record as of March 1, 2021 (the “Record Date”) to elect the Board of Trustees of the Trust. Shareholders of the Fund and each other series of the Trust voted together as a single class to elect the Board.

Shareholders of the Trust voted as indicated below (vote totals are rounded to the nearest whole number). Effective July 1, 2021, the Board is composed of the following Trustees:

Trustee	For	Withheld
Paul R. Ades	34,818,031,380	864,701,681
Andrew L. Breech	34,891,912,353	790,820,707
Althea L. Duersten	34,730,529,034	952,204,027
Stephen R. Gross	34,874,507,049	808,226,012
Susan M. Heilbron	34,856,171,717	826,561,344
Howard J. Johnson	34,814,514,173	868,218,888
Arnold L. Lehman	34,848,857,750	833,875,311
Robin J.W. Masters	34,921,642,190	761,090,871
Jerome H. Miller	34,813,954,150	868,778,910
Ken Miller	34,616,366,023	1,066,367,039
G. Peter O’Brien	34,889,564,576	793,168,485
Thomas F. Schlafly	34,849,538,606	833,194,455
Jane Trust	34,981,181,494	701,551,567

The above Trustees have also been elected to serve as board members of other mutual funds within the Franklin Templeton fund complex.

ClearBridge Sustainability Leaders Fund	39

Statement regarding liquidity risk management program (unaudited)

Each Fund has adopted and implemented a written Liquidity Risk Management Program (the “LRMP”) as required by Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”). The LRMP is designed to assess and manage each Fund’s liquidity risk, which is defined as the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund. In accordance with the Liquidity Rule, the LRMP includes policies and procedures that provide for: (1) assessment, management, and review (no less frequently than annually) of each Fund’s liquidity risk; (2) classification of each Fund’s portfolio holdings into one of four liquidity categories (Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid); (3) for Funds that do not primarily hold assets that are Highly Liquid, establishing and maintaining a minimum percentage of the Fund’s net assets in Highly Liquid investments (called a “Highly Liquid Investment Minimum” or “HLIM”); and (4) prohibiting the Fund’s acquisition of Illiquid investments that would result in the Fund holding more than 15% of its net assets in Illiquid assets. The LRMP also requires reporting to the Securities and Exchange Commission (“SEC”) (on a non-public basis) and to the Board if the Fund’s holdings of Illiquid assets exceed 15% of the Fund’s net assets. Funds with HLIMs must have procedures for addressing HLIM shortfalls, including reporting to the Board and, with respect to HLIM shortfalls lasting more than seven consecutive calendar days, reporting to the SEC (on a non-public basis).

The Director of Liquidity Risk within the Investment Risk Management Group (the “IRMG”) is the appointed Administrator of the LRMP. The IRMG maintains the Investment Liquidity Committee (the “ILC”) to provide oversight and administration of policies and procedures governing liquidity risk management for Franklin Templeton and Legg Mason products and portfolios. The ILC includes representatives from Franklin Templeton’s Risk, Trading, Global Compliance, Legal, Investment Compliance, Investment Operations, Valuation Committee, Product Management and Global Product Strategy.

In assessing and managing each Fund’s liquidity risk, the ILC considers, as relevant, a variety of factors, including the Fund’s investment strategy and the liquidity of its portfolio investments during both normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources including the Funds’ interfund lending facility and line of credit. Classification of the Fund’s portfolio holdings in the four liquidity categories is based on the number of days it is reasonably expected to take to convert the investment to cash (for Highly Liquid and Moderately Liquid holdings) or sell or dispose of the investment (for Less Liquid and Illiquid investments), in current market conditions without significantly changing the investment’s market value.

Each Fund primarily holds liquid assets that are defined under the Liquidity Rule as “Highly Liquid Investments,” and therefore is not required to establish an HLIM. Highly Liquid

40	ClearBridge Sustainability Leaders Fund

Investments are defined as cash and any investment reasonably expected to be convertible to cash in current market conditions in three business days or less without the conversion to cash significantly changing the market value of the investment.

At meetings of the Funds’ Board of Trustees/Directors held in November 2021, the Program Administrator provided a written report to the Board addressing the adequacy and effectiveness of the program for the year ended December 31, 2020. The Program Administrator report concluded that (i.) the LRMP, as adopted and implemented, remains reasonably designed to assess and manage each Fund’s liquidity risk; (ii.) the LRMP, including the Highly Liquid Investment Minimum (“HLIM”) where applicable, was implemented and operated effectively to achieve the goal of assessing and managing each Fund’s liquidity risk; and (iii.) each Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund.

ClearBridge Sustainability Leaders Fund	41

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of ClearBridge Sustainability Leaders Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

Previously, the mutual funds of Legg Mason Global Asset Management Trust were overseen by one group of Trustees, and the mutual funds of Legg Mason Partners Investment Trust and Legg Mason Partners Variable Equity Trust (collectively, the “Funds”) were overseen by a different group of Trustees. A joint proxy statement was mailed to solicit shareholder approval for the election of a single slate of Trustees. Shareholders approved the proposed Trustees during a joint special meeting of shareholders on June 15, 2021. Effective July 1, 2021, the Trustees listed below oversee all of the Funds.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†

Paul R. Ades

Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during the past five years	Paul R. Ades, PLLC (law firm) (since 2000)
Number of funds in fund complex overseen by Trustee	61
Other board memberships held by Trustee during the past five years	None

Andrew L. Breech

Year of birth	1952
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during the past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of funds in fund complex overseen by Trustee	61
Other board memberships held by Trustee during the past five years	None

42	ClearBridge Sustainability Leaders Fund

Independent Trustees† (cont’d)

Althea L. Duersten*

Year of birth	1951
Position(s) with Trust	Trustee and Chair of the Board
Term of office[1] and length of time served[2]	Since 2014 (Chair of the Board since 2021)
Principal occupation(s) during the past five years	Retired (since 2011); formerly, Chief Investment Officer, North America, JPMorgan Chase (investment bank) and member of JPMorgan Executive Committee (2007 to 2011)
Number of funds in fund complex overseen by Trustee	61
Other board memberships held by Trustee during the past five years	Formerly, Non-Executive Director, Rokos Capital Management LLP (2019 to 2020)

Stephen R. Gross

Year of birth	1947

Position(s) with Trust	Trustee

Term of office[1] and length of time served[2]	Since 1986

Principal occupation(s) during the past five years	Chairman Emeritus (since 2011) and formerly, Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (1979 to 2011); Executive Director of Business Builders Team, LLC (since 2005); Principal, Gross Consulting Group, LLC (since 2011); CEO, Gross Capital Partners, LLC (since 2014); CEO, Trusted CFO Solutions, LLC (since 2011)

Number of funds in fund complex overseen by Trustee	61

Other board memberships held by Trustee during the past five years	None

Susan M. Heilbron

Year of birth	1945

Position(s) with Trust	Trustee

Term of office[1] and length of time served[2]	Since 1991

Principal occupation(s) during the past five years	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); Senior Vice President, New York State Urban Development Corporation (1984 to 1986); Associate, Cravath, Swaine & Moore LLP (1980 to 1984 and 1977 to 1979)

Number of funds in fund complex overseen by Trustee	61

Other board memberships held by Trustee during the past five years	Formerly, Director, Lincoln Savings Bank FSB (1991 to 1994); Director, Trump Shuttle, Inc. (air transportation) (1989 to 1990); Director, Alexander’s Inc. (department store) (1987 to 1990)

ClearBridge Sustainability Leaders Fund	43

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† (cont’d)

Howard J. Johnson

Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	From 1981 to 1998 and since 2000
Principal occupation(s) during the past five years	Retired; formerly, Chief Executive Officer, Genesis Imaging LLC (technology company) (2003 to 2012)
Number of funds in fund complex overseen by Trustee	61
Other board memberships held by Trustee during the past five years	None

Arnold L. Lehman

Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1982
Principal occupation(s) during the past five years	Senior Advisor, Phillips (auction house) (since 2015); formerly, Fellow, Ford Foundation (2015 to 2016); Director of the Brooklyn Museum (1997 to 2015)
Number of funds in fund complex overseen by Trustee	61
Other board memberships held by Trustee during the past five years	Trustee of American Federation of Arts (since 2002)

Robin J. W. Masters

Year of birth	1955
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during the past five years	Retired; formerly, Chief Investment Officer of ACE Limited (insurance) (1986 to 2000)
Number of funds in fund complex overseen by Trustee	61
Other board memberships held by Trustee during the past five years	Director of HSBC Managed Portfolios Limited and HSBC Specialist Funds Limited (since 2020); formerly, Director of Cheyne Capital International Limited (investment advisory firm) (2005 to 2020); Director/ Trustee of Legg Mason Institutional Funds plc, Western Asset Fixed Income Funds plc and Western Asset Debt Securities Fund plc. (2007 to 2011)

Jerome H. Miller

Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during the past five years	Retired; formerly, President, Shearson Lehman Asset Management (1991 to 1993), Vice Chairman, Shearson Lehman Hutton Inc. (1989 to 1992) and Senior Executive Vice President, E.F. Hutton Group Inc. (1986 to 1989)
Number of funds in fund complex overseen by Trustee	61
Other board memberships held by Trustee during the past five years	None

44	ClearBridge Sustainability Leaders Fund

Independent Trustees† (cont’d)

Ken Miller

Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during the past five years	Retired; formerly, President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (1963 to 2012)
Number of funds in fund complex overseen by Trustee	61
Other board memberships held by Trustee during the past five years	None

G. Peter O’Brien

Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during the past five years	Retired, Trustee Emeritus of Colgate University (since 2005); Board Member, Hill House, Inc. (residential home care) (since 1999); formerly, Board Member, Bridges School (pre-school) (2006 to 2017); Managing Director, Equity Capital Markets Group of Merrill Lynch & Co. (1971 to 1999)
Number of funds in fund complex overseen by Trustee	Trustee of Legg Mason funds consisting of 61 portfolios; Director/Trustee of the Royce Family of Funds consisting of 16 portfolios
Other board memberships held by Trustee during the past five years	Formerly, Director of TICC Capital Corp. (2003 to 2017)

Thomas F. Schlafly

Year of birth	1948
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during the past five years	Chairman, The Saint Louis Brewery, LLC (brewery) (since 2012); formerly, President, The Saint Louis Brewery, Inc. (1989 to 2012); Senior Counsel (since 2017) and formerly, Partner (2009 to 2016), Thompson Coburn LLP (law firm)
Number of funds in fund complex overseen by Trustee	61
Other board memberships held by Trustee during the past five years	Director, CNB St. Louis Bank (since 2020); formerly, Director, Citizens National Bank of Greater St. Louis (2006 to 2020)

ClearBridge Sustainability Leaders Fund	45

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Interested Trustee and Officer

Jane Trust, CFA[3]

Year of birth	1962
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Vice President, Fund Board Management, Franklin Templeton (since 2020); Officer and/or Trustee/Director of 132 funds associated with LMPFA or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Managing Director (2018 to 2020) and Managing Director (2016 to 2018) of Legg Mason & Co., LLC (“Legg Mason & Co.”); Senior Vice President of LMPFA (2015)
Number of funds in fund complex overseen by Trustee	130
Other board memberships held by Trustee during the past five years	None

Additional Officers

Ted P. Becker Franklin Templeton 620 Eighth Avenue, 47th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Vice President, Global Compliance of Franklin Templeton (since 2020); Chief Compliance Officer of LMPFA (since 2006); Chief Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Director of Global Compliance at Legg Mason, Inc. (2006 to 2020); Managing Director of Compliance of Legg Mason & Co. (2005 to 2020)

Susan Kerr Franklin Templeton 620 Eighth Avenue, 47th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Senior Compliance Analyst, Franklin Templeton (since 2020); Chief Anti-Money Laundering Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer (since 2012), Senior Compliance Officer (since 2011) and Assistant Vice President (since 2010) of Franklin Distributors, LLC; formerly, Assistant Vice President of Legg Mason & Co. (2010 to 2020)

46	ClearBridge Sustainability Leaders Fund

Additional Officers (cont’d)

Jenna Bailey Franklin Templeton 100 First Stamford Place, 5th Floor, Stamford, CT 06902

Year of birth	1978
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Compliance Analyst of Franklin Templeton (since 2020); Identity Theft Prevention Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2015); formerly, Compliance Officer of Legg Mason & Co. (2013 to 2020); Assistant Vice President of Legg Mason & Co. (2011 to 2020)

Marc A. De Oliveira Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1971
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Associate General Counsel of Franklin Templeton (since 2020); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Managing Director (2016 to 2020) and Associate General Counsel of Legg Mason & Co. (2005 to 2020)

Thomas C. Mandia Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1962
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Senior Associate General Counsel of Franklin Templeton (since 2020); Secretary of LMPFA (since 2006); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers); formerly, Managing Director and Deputy General Counsel of Legg Mason & Co. (2005 to 2020)

ClearBridge Sustainability Leaders Fund	47

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers (cont’d)

Christopher Berarducci Franklin Templeton 620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1974
Position(s) with Trust	Treasurer and Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2014 and 2019
Principal occupation(s) during the past five years	Vice President, Fund Administration and Reporting, Franklin Templeton (since 2020); Treasurer (since 2010) and Principal Financial Officer (since 2019) of certain funds associated with Legg Mason & Co. or its affiliates; formerly, Managing Director (2020), Director (2015 to 2020), and Vice President (2011 to 2015) of Legg Mason & Co.

Jeanne M. Kelly Franklin Templeton 620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	U.S. Fund Board Team Manager, Franklin Templeton (since 2020); Senior Vice President of certain funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); formerly, Managing Director of Legg Mason & Co. (2005 to 2020); Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

*	Effective January 1, 2021, Ms. Duersten became Chair.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

48	ClearBridge Sustainability Leaders Fund

Important tax information (unaudited)

By mid-February, tax information related to a shareholder’s proportionate share of distributions paid during the preceding calendar year will be received, if applicable. Please also refer to www.franklintempleton.com for per share tax information related to any distributions paid during the preceding calendar year. Shareholders are advised to consult with their tax advisors for further information on the treatment of these amounts on their tax returns.

The following tax information for the Fund is required to be furnished to shareholders with respect to income earned and distributions paid during its fiscal year.

The Fund hereby reports the following amounts, or if subsequently determined to be different, the maximum allowable amounts, for the fiscal year ended October 31, 2021:

	Pursuant to:		Amount Reported
Long-Term Capital Gain Dividends Distributed	§	852(b)(3)(C)	$450,297
Income Eligible for Dividends Received Deduction (DRD)	§	854(b)(1)(A)	$508,976
Qualified Dividend Income Earned (QDI)	§	854(b)(1)(B)	$556,792
Qualified Business Income Dividends Earned	§	199A	$8,962
Short-Term Capital Gain Dividends Distributed	§	871(k)(2)(C)	$402,695

ClearBridge Sustainability Leaders Fund	49

ClearBridge

Sustainability Leaders Fund

Trustees*

Paul R. Ades

Andrew L. Breech

Althea L. Duersten**

Chair

Stephen R. Gross

Susan M. Heilbron

Howard J. Johnson

Arnold L. Lehman

Robin J. W. Masters

Jerome H. Miller

Ken Miller

G. Peter O’Brien

Thomas F. Schlafly

Jane Trust

*

During a June 15, 2021 special meeting of shareholders, a new group of Trustees were elected to oversee the mutual funds of Legg Mason Global Asset Management Trust, Legg Mason Partners Investment Trust (prior to September 1, 2021, known as Legg Mason Partners Equity Trust) and Legg Mason Partners Variable Equity Trust, effective July 1, 2021.

**	Effective January 1, 2021, Ms. Duersten became Chair.
†	Effective July 7, 2021, Legg Mason Investor Services, LLC was renamed Franklin Distributors, LLC.

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

ClearBridge Investments, LLC

Distributor

Franklin Distributors, LLC†

Custodian

The Bank of New York Mellon

Transfer agent

BNY Mellon Investment

Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

ClearBridge Sustainability Leaders Fund

The Fund is a separate investment series of Legg Mason Partners Investment Trust, a Maryland statutory trust.

ClearBridge Sustainability Leaders Fund

Legg Mason Funds

620 Eighth Avenue, 47th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.franklintempleton.com and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of ClearBridge Sustainability Leaders Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.franklintempleton.com

© 2021 Franklin Distributors, LLC, Member FINRA/SIPC. All rights reserved.

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Franklin Distributors, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identity verification documentation;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law.

The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform. The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary, so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.franklintempleton.com, or contact the Fund at 1-877-721-1926.

Revised April 2018

Legg Mason California Consumer Privacy Act Policy

Although much of the personal information we collect is “nonpublic personal information” subject to federal law, residents of California may, in certain circumstances, have additional rights under the California Consumer Privacy Act (“CCPA”). For example, if you are a broker,

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

dealer, agent, fiduciary, or representative acting by or on behalf of, or for, the account of any other person(s) or household, or a financial advisor, or if you have otherwise provided personal information to us separate from the relationship we have with personal investors, the provisions of this Privacy Policy apply to your personal information (as defined by the CCPA).

•

In addition to the provisions of the Legg Mason Funds Security and Privacy Notice, you may have the right to know the categories and specific pieces of personal information we have collected about you.

•	You also have the right to request the deletion of the personal information collected or maintained by the Funds.

If you wish to exercise any of the rights you have in respect of your personal information, you should advise the Funds by contacting them as set forth below. The rights noted above are subject to our other legal and regulatory obligations and any exemptions under the CCPA. You may designate an authorized agent to make a rights request on your behalf, subject to the identification process described below. We do not discriminate based on requests for information related to our use of your personal information, and you have the right not to receive discriminatory treatment related to the exercise of your privacy rights.

We may request information from you in order to verify your identity or authority in making such a request. If you have appointed an authorized agent to make a request on your behalf, or you are an authorized agent making such a request (such as a power of attorney or other written permission), this process may include providing a password/passcode, a copy of government issued identification, affidavit or other applicable documentation, i.e. written permission. We may require you to verify your identity directly even when using an authorized agent, unless a power of attorney has been provided. We reserve the right to deny a request submitted by an agent if suitable and appropriate proof is not provided.

For the 12-month period prior to the date of this Privacy Policy, the Legg Mason Funds have not sold any of your personal information; nor do we have any plans to do so in the future.

Contact Information

Address: Data Privacy Officer, 100 International Dr., Baltimore, MD 21202

Email: DataProtectionOfficer@franklintempleton.com

Phone: 1-800-396-4748

Revised October 2020

NOT PART OF THE ANNUAL REPORT

www.franklintempleton.com

© 2021 Franklin Distributors, LLC, Member FINRA/SIPC. All rights reserved.

CBAX221407 12/21 SR21-4291

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Stephen R. Gross as the Audit Committee’s financial expert. Stephen R. Gross is an “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending October 31, 2020 and October 31, 2021 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $325,110 in October 31, 2020 and $325,110 in October 31, 2021.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in October 31, 2020 and $0 in October 31, 2021.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in October 31, 2020 and $100,500 in October 31, 2021. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees.

The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Investment Trust., were $0 in October 31, 2020 and $0 in October 31, 2021.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Investment Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the

engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Investment Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for October 31, 2020 and October 31, 2021; Tax Fees were 100% and 100% for October 31, 2020 and October 31, 2021; and Other Fees were 100% and 100% for October 31, 2020 and October 31, 2021.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Investment Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Investment Trust during the reporting period were $857,833 in October 31, 2020 and $1,558,348 in October 31, 2021.

(h) Yes. Legg Mason Partners Investment Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Investment Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Althea L. Duersten**

Stephen R. Gross

Susan M. Heilbron

Howard J. Johnson

Arnold L. Lehman

Robin J. W. Masters

Jerome H. Miller

Ken Miller

G. Peter O’Brien

Thomas F. Schlafly

*

During a June 15, 2021 special meeting of shareholders, a new group of Trustees were elected to oversee the mutual funds of Legg Mason Global Asset Management Trust, Legg Mason Partners Investment Trust (prior to September 1, 2021, known as Legg Mason Equity Trust) and Legg Mason Partners Variable Equity Trust, effective July 1, 2021.

**	Effective January 1, 2021, Ms. Duersten became Chair.

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Investment Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	December 22, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	December 22, 2021

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date:	December 22, 2021